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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  November 16, 1999
                                                 -------------------------------


                               THE VIALINK COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



333-69319                                                             73-1247666
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(Commission File Number)                                           (IRS Employer
                                                             Identification No.)



13800 Benson Road, Suite 100, Edmond, Oklahoma                             73013
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (405) 936-2500
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.       OTHER EVENTS.

         Delaware Reincorporation

                  On November 16, 1999, we completed our reincorporation in Delaware which was originally approved by our shareholders at our annual meeting in May 1999. We had been incorporated in Oklahoma since our inception in 1985. As of the date of the reincorporation, shares of viaLink Oklahoma automatically converted into shares of viaLink Delaware on a one-for-one basis, with each share of viaLink Oklahoma common stock outstanding becoming one share of viaLink Delaware common stock. Each viaLink Oklahoma stock certificate outstanding before the reincorporation automatically represents the same number of viaLink Delaware shares.

                  As a result of the reincorporation, viaLink Delaware became the successor corporation to viaLink Oklahoma under the Securities Exchange Act of 1934, as amended, with respect to its common stock and will succeed to viaLink Oklahoma's reporting obligations thereunder.

                  For a description of our capital stock, please see our Registration Statement on Form 8-A, as amended, as filed with the Securities and Exchange Commission on November 17, 1999. Copies of our certificate of incorporation, bylaws and specimen common stock certificate are incorporated herein by reference.

         Expiration of Promotional Shares Escrow Agreement

                  On November 20, 1999, 1.5 million shares of our common stock and options to purchase 360,000 shares of our common stock which had been held pursuant to a promotional shares escrow agreement were released from the escrow agreement. The Oklahoma Department of Securities required that the escrow agreement be entered into in connection with our initial public offering in 1996. As of the expiration date of the escrow agreement, these shares became freely tradeable as follows:

                    o 390,942 shares are freely tradeable without restriction or further registration under the Securities Act unless purchased by our "affiliates";

                    o 1,109,058 shares held by affiliates are tradeable subject to the volume and manner of sale provisions of Rule 144 under the Securities Act; and

                    o 360,000 shares issuable upon exercise of options to purchase common stock will be freely tradeable without restriction or further registration under the Securities Act unless purchased by our "affiliates."


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         Two-for-One Stock Split

                  On November 29, 1999, we declared a two-for-one split of shares of our common stock to be effected in the form of a stock dividend of one share for each share of common stock outstanding. Stockholders of record on December 15, 1999 will receive one additional share of common stock for each share of common stock held on that date. Our common stock will begin trading on a split-adjusted basis on the Nasdaq SmallCap Market on December 22, 1999.

         Resignation of Robert L. Barcum as a Director and Election of Warren
         D. Jones

                  On November 29, 1999, Robert L. Barcum resigned as a director of vialink. Mr. Barcum, one of our founders, had served as a director and as the chairman of the board since 1985 and was a member of the audit committee. Mr. Barcum left the board of directors for personal reasons and to pursue other interests, not due to any disagreement with viaLink. Our chief executive officer, Lewis B. Kilbourne, was named as Mr. Barcum's replacement as chairman of the board.

                  On December 7, 1999, the board of directors elected Warren D. Jones as a director of viaLink to replace Robert L. Barcum as a class II director. Mr. Jones also was named chairman of the audit committee of the board. Mr. Jones' term as a class II director will continue until our annual meeting of stockholders in 2001.

                  Mr. Jones, 57, recently retired from his position as a partner at PricewaterhouseCoopers LLP. During his 31-year tenure at PricewaterhouseCoopers and at its predecessor firms, Mr. Jones worked extensively on a broad array of industries including technology, telecommunications and manufacturing. Mr. Jones was most recently based in PricewaterhouseCoopers' Dallas office, where he was responsible for risk management and compliance for the firm's Southwest region technology, telecommunications and entertainment clients.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)    Exhibits.

                           3.1 Certificate of Incorporation of The viaLink Company (filed as Appendix E to Registrant's Definitive 14-A Proxy Statement dated April 19, 1999 (the "1999 Proxy Statement") and incorporated herein by reference)

                           3.2 Bylaws of The viaLink Company (filed as Appendix F to the 1999 Proxy Statement and incorporated herein by reference)

                           4.1 Specimen certificate for shares of Common Stock (filed as Exhibit 3 to Registrant's Registration Statement on Form 8-A/A dated November 17, 1999 and incorporated herein by reference)




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             THE VIALINK COMPANY



Dated:  December 14, 1999                    By:  /s/ Lewis B. Kilbourne
                                                --------------------------------
                                                  Lewis B. Kilbourne
                                                  Chief Executive Officer






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                                  EXHIBIT INDEX


EXHIBIT NUMBER             DESCRIPTION OF EXHIBIT

3.1                        Certificate of Incorporation of The viaLink Company
                           (filed as Appendix E to Registrant's Definitive 14-A
                           Proxy Statement dated April 19, 1999 (the "1999 Proxy
                           Statement") and incorporated herein by reference)

3.2 Bylaws of The viaLink Company (filed as Appendix F to the 1999 Proxy Statement and incorporated herein by reference)

4.1                        Specimen certificate for shares of Common Stock
                           (filed as Exhibit 3 to Registrant's Registration
                           Statement on Form 8-A/A dated November 17, 1999 and incorporated herein by reference)